EXHIBIT 10.26

March 2019 Amendment
CFG Voluntary Executive Deferred Compensation Plan First Amendment

Effective March 1, 2019, Schedule I to the CFG Voluntary Executive Deferred Compensation Plan Amended and Restated September 1, 2014 (the “Plan”), is hereby amended to read as follows:

SCHEDULE I

EMPLOYERS EFFECTIVE MARCH 1, 2019

The following list represents the Participating Employers, based on the nomenclature and corporate organization of each such employer as of the respective dates each such employer became a Participating Employer.
Citizens Bank of Pennsylvania
Citizens Bank, NA
Citizens Asset Finance, lnc.
CCO Investment Services, Corp.
Citizens Financial Group, Inc.
CSB Investment Corporation
Franklin American Mortgage Company
Clarfeld Financial Advisors, LLC
Bowstring Advisors

Except as amended herein, the Plan is confirmed in all other respects.
Executed this 4th day of March 2019 by and on behalf of Citizens Financial Group, Inc. by its duly authorized officer.

Citizens Financial Group, Inc.

By: /s/ Sal J. Di Liberti
Sal J. Di Liberti, Head of Benefits
Date: March 4, 2019